Exhibit 99.1

Annual Stockholders’ Meeting June 8, 2010

1 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A “Risk Factors” of our most recent Form 10-K and any updates thereto in our Forms 10-Q. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law.

2 Cloud Peak Energy Background Rio Tinto Energy America formed through acquisitions 1993 – 1998 2008 Rio Tinto America decided to divest to reduce Alcan purchase debt 2008 Colowyo mine retained by Rio Tinto 2009 Jacobs Ranch Mine sold to Arch Coal Cloud Peak Energy Inc. – IPO November 2009 Rio Tinto America still holds a 48.7% non-controlling interest

3 Headquartered in Gillette, WY Additional corporate office opening in Broomfield, CO in August Traded on NYSE – ticker symbol “CLD” Only Wyoming company traded on NYSE Employs approximately 1,500 people Producers of low-sulfur, high-quality, sub-bituminous coal Only exclusive Powder River Basin (PRB) coal company 2009 production of 93.2 million/tons from all four mines Proven & probable reserves of approximately 1 billion tons as of December 31, 2009 Supplies coal to over 50 electric utilities Over 75% of our 2009 sales were to customers we have had relationships with more than 10 years Who We Are Today

4 0.66 0.67 1.01 1.32 1.37 1.45 1.53 2.30 2.55 2.83 3.16 3.20 3.74 3.80 4.07 4.08 4.20 4.86 4.94 6.12 6.73 6.85 8.03 9.34 Cloud Peak Energy Peter Kiewit Sons' Inc (1) NACCO Westmorland Coal Colowyo Coal Company Arch Coal Energy Future Peabody Energy Consol Energy Inc James River Coal Charles C Ungurean BHP Billiton Chevron Alpha Natural Patriot Coal International Coal Group Inc Massey Energy Corporation Kenneth W Woodring Black Hills Corp Coalfield Transport Inc Walter Energy Incorporated Robert E Murray Alliance Resource Partnersn LP Richard Gilliam et al Top 25 Coal Producing Companies - 2009 Preliminary Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. (1) Cloud Peak Energy has combined Kiewit and Level III Communications data as reported by MSHA. Excellent Safety Record

5 Strong Environmental Focus Antelope Mine Industry Reclamation and Wildlife Stewardship Award from Wyoming Game and Fish Department for work with mountain plovers Spring Creek Mine National Excellence in Surface Mining and Reclamation Award from the federal Office of Surface Mining for intensive efforts in establishing rare plants on reclamation No Surface Mining Control & Reclamation Act violations since 2002 Reclaimed 869 acres in 2009 Total of over 7,000 acres by year-end 2009

6 Community Focus Community Awards 2008 national silver Good Neighbor Award from the federal Office of Surface Mining and National Mining Association 2008 Wyoming State Good Neighbor Award 2008 Bob Peck Memorial Award to Heidi Lowe, Community Relations & Public Affairs Manager for Cloud Peak Energy Partnerships Cloud Peak Energy supports significant regional programs and organizations including: Audubon Red Cross Youth Emergency Services Montana and Wyoming Meth avoidance programs

7 Coal 96% Oil 1% Natural Gas 3% Source: EIA Electric Power Monthly (October 2009). Coal is the Leading Source of Energy in the U.S. Nuclear 20% Coal 46% Natural Gas 22% Hydroelectric Conventional 6% Other Energy Sources 4% Petroleum 1% Source: EIA 2008 Annual Coal Report (October 2009). EIA U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves 2008 Annual Report (October 2009). U.S. Energy Reserves U.S. Power Generation by Fuel Source (LTM)

8 Increasing Long-Term International Demand Supports Powder River Basin Pricing Australia Japan China Europe USA South America South Africa Asia Source: Cloud Peak Energy Management. Increasing Trend Decreasing Trend PRB Impact

9 Source: Ventyx, Velocity Suite Economic Reach of PRB Coal is Growing Consumption of PRB Coal

10 Future U.S. Coal Demand Met by Powder River Basin Low-cost coal supply Surface mining Low sulfur content Surplus rail capacity

11 Cloud Peak Energy – The Only Exclusive PRB Coal Company 0 100 mi Legend

12 Antelope Mine – Southern PRB, WY Source: Cloud Peak Energy Management. Mine Statistics Began mining in 1985 Acquired by RTEA in 1993 High quality, low-sulfur coal Favorable location along main rail line 2009 Production 34.0m tons 2009 Proven & Probable Reserves 292m tons Reserve Coal Quality 8,850 BTU/lb Operations 3 seams 1 dragline Employees 550 people

13 Cordero Rojo Mine – Southern PRB, WY Mine Statistics RTEA acquired Cordero mine in 1993 and Caballo Rojo mine in 1997 Benchmark 8400 BTU low-sulfur coal 2009 Production 39.3m tons 2009 Proven & Probable Reserves 410m tons Reserve Coal Quality 8,400 BTU/lb Operations 3 pits, single seam 3 draglines Employees 565 people Source: Cloud Peak Energy Management.

14 Spring Creek Mine – Northern PRB, MT Mine Statistics Began mining in 1980 Acquired by RTEA in 1993 High energy content coal Optimal for export to Asia out of Westshore Terminal 2009 Production 17.7m tons 2009 Proven & Probable Reserves 300m tons Reserve Coal Quality 9,350 BTU/lb Operations 2 pits, single seams 2 draglines Employees 231 people Source: Cloud Peak Energy Management.

15 Decker Mine – Northern PRB, MT (50% non-operating interest) Mine Statistics Began mining in 1970 Acquired by RTEA in 1994 – jointly owned with Level 3 Communications Kiewit Mining Group is contract operator 2009 Production (CLD interest) 2.3m tons 2009 Proven & Probable Reserves 1.2m tons (CLD interest) Reserve Coal Quality 9,400 BTU/lb Operations 2 pits, single seams 2 draglines Employees 159 people Source: Cloud Peak Energy Management.

# Cloud Peak Energy
# Lease Acquisition Strategy



Antelope Mine
Cordero Rojo Mine
Spring Creek Mine
Nominated LBA / LBM
Leased Coal
Mined Area

| Mine | Pending LBA | Expected Bid Date | Projected Tonnage Applied For |
|---|---|---|---|
| Antelope | West Antelope II[3] | 2010 – 2011 | 380[1] |
| Cordero Rojo | Maysdorf II | 2012 – 2013 | 434[2] |
| Spring Creek | Lease By Modification | 2010 | 35 |

Source: Cloud Peak Energy management.
Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale. Tonnage applied for in million tons.
(1) Allows access to additional 81 million tons of non-coal reserve deposits controlled by Antelope.
(2) Estimated tonnage for Maysdorf II as applied for. Final tract delineation pending BLM review.
(3) Subject to pending challenge against the BLM by certain environmental groups.

16

17 First Quarter 2010 Highlights Good financial performance Committed 2010 customer deliveries appear to be on track Operations ran well without any significant issues Strong cash generation of $84 million from operations Continued excellent safety record AIFR = 0.29 first quarter vs. 0.66 last year

18 Outlook Positive external trends U.S. demand for electricity and coal increasing PRB coal stockpiles declining to normal levels Exports increasing Customer demand (RFPs) increasing for PRB coal Challenges Regulation against coal (EPA) vs federal legislation (American Power Act) Increased NGO opposition in industry regulatory process may result in delays and other consequences SOX (Sarbanes-Oxley regulation) compliance

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